Exhibit 10.72

Communication Intelligence Corporation

Note Purchase Agreement

Dated as of

November 25, 2015

6.	Miscellaneous		11
	6.1	Governing Law	11
	6.2	Survival	11
	6.3	Successors and Assigns	11
	6.4	Entire Agreement	11
	6.5	Notices, etc.	11
	6.6	Severability	11
	6.7	Counterparts	11
	6.8	Non-Liability of each Purchaser	12
	6.9	Expenses	12
	6.10	Waiver of Jury Trial	12
	6.11	Further Assurances	12
	6.12	Delays or Omissions	12
	6.13	Heading; References	12

Schedule A	-	Initial Purchasers
Schedule B	-	Additional Purchasers
Exhibit A	-	Form of Unsecured Convertible Promissory Note
Exhibit B	-	Form of Lock-Up Agreement

-ii-

Communication Intelligence Corporation

Note Purchase Agreement

This Note Purchase Agreement (the “Agreement”) is dated as of November 25, 2015, by and among Communication Intelligence Corporation, a Delaware corporation (the “Company”), and the purchasers listed on Schedule A attached hereto, each of which is herein referred to as an “Initial Purchaser” and the purchasers listed from time to time on Schedule B attached hereto, each of which is herein referred to as an “Additional Purchaser” and, collectively, as the “Purchasers”).

W I T N E S S E T H:

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Initial Purchasers on the Initial Closing Date (as defined below) (i) unsecured convertible promissory notes in the original aggregate principal amount of not less than $500,000 (each an “Initial Closing Note” and, collectively, the “Initial Closing Notes”), and the Initial Purchasers desires to purchase the Initial Closing Notes from the Company on the terms and conditions set forth herein;

WHEREAS, subject to the terms and conditions set forth herein, the Company desires to issue and sell to the Additional Purchasers on any Subsequent Closing Date (as defined below) unsecured convertible promissory notes (each, an “Additional Note” and, collectively, the “Additional Notes” and, together with the Initial Closing Notes, the “Notes”), in an original aggregate principal amount which together with the aggregate principal amount of the Initial Closing Notes does not exceed $2,000,000, and such Additional Purchasers shall purchase such Additional Notes from the Company on the terms and conditions set forth herein; and

WHEREAS, the board of directors of the Company, the special committee of the board of directors of the Company (the “Special Committee”), the requisite holders of the Series B Participating Convertible Preferred Stock of the Company (the “Series B Preferred Stock”), the requisite holders of the Series C Participating Convertible Preferred Stock of the Company (the “Series C Preferred Stock”) and the requisite holders of the Series D-1 Convertible Preferred Stock of the Company (the “Series D-1 Preferred Stock”) and Series D-2 Convertible Preferred Stock of the Company (the “Series D-2 Preferred Stock” and, together with the Series D-1 Preferred Stock, the “Series D Preferred Stock”) have approved the execution and delivery of this Agreement, the Note and all ancillary agreements related hereto, and the transactions contemplated hereby.

NOW, THEREFORE, in consideration of the premises and agreements contained in this Agreement, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.	Purchase and Sale of the Notes.

1.1          Authorization of Issuance of the Notes.

(a)          Subject to the terms and conditions of this Agreement, on or prior to the Initial Closing Date, the Company shall have authorized the issuance and sale to the Initial Purchasers of the Initial Closing Notes in the form attached hereto as Exhibit A.

(b)          Subject to the terms and conditions of this Agreement, on or prior to any Subsequent Closing Date, the Company shall have authorized the issuance and sale to the Additional Purchasers of all Additional Notes to be issued at any Subsequent Closing (as defined below) in the form attached hereto as Exhibit A.

1.2          Purchase and Sale of the Initial Closing Note. Subject to the terms and conditions of this Agreement, each Initial Purchaser, severally and not jointly, hereby agrees to purchase at the Initial Closing (as defined below), and the Company hereby agrees to issue and sell to such Initial Purchaser at the Initial Closing, an Initial Closing Note, dated as of the date of the Initial Closing Date, in the original principal amount equal to the dollar amount set forth opposite such Initial Purchaser’s name under the heading “Initial Closing Note Principal Amount” on Schedule A hereto in exchange for cash (or such other consideration permitted by Section 1.7) in the amount set forth opposite such Initial Purchaser’s name under the heading “Initial Closing Note Principal Amount” on Schedule A.

1.3          Purchase and Sale of Additional Notes. At any time and from time to time, one or more Additional Purchasers may purchase at one or more Subsequent Closings, Additional Notes, the aggregate purchase price of which, together with the aggregate purchase price of the Initial Closing Notes, shall not exceed $2,000,000. Subject to the terms and conditions of this Agreement, each Additional Purchaser, severally and not jointly, hereby agrees to purchase at the applicable Subsequent Closing, and the Company hereby agrees to issue and sell to such Additional Purchaser at the applicable Subsequent Closing, an Additional Note, dated as of the date of the applicable Subsequent Closing Date, in the original principal amount equal to the dollar amount set forth opposite such Additional Purchaser’s name under the heading “Subsequent Closing Note Principal Amount” on Schedule B hereto in exchange for cash in the amount set forth opposite such Additional Purchaser’s name under the heading “Subsequent Closing Note Principal Amount” on Schedule B. Schedule B attached hereto shall be amended from time to time concurrent with each Subsequent Closing to include the names of the Additional Purchasers purchasing Additional Notes at such Subsequent Closing, as well as the purchase price of the Additional Notes. The aggregate purchase price for all Notes purchased under this Agreement shall not exceed $2,000,000.

1.4	Warrants.

(a)           Subject to Section 1.4(b), in consideration for the purchase of Notes under this Agreement, any Purchaser who (i) purchased any of the Company’s Series D Preferred Stock and as a result currently holds warrants (each an “Existing Series D Warrant” and, collectively, the “Existing Series D Warrants”) of the Company issued in connection with the Company’s Series D Preferred Stock financings with an expiration date of December 31, 2016 (the “Warrant Expiration Date”), that have not yet been exercised and (ii) continues to hold such Existing Series D Warrants at the Warrant Expiration Date, shall be entitled to receive from the Company promptly following the Warrant Expiration Date replacement warrants (each a “Replacement Warrant” and, collectively, the “Replacement Warrants”) to purchase Common Stock of the Company at the same exercise price per share as the Existing Series D Warrants (subject to the adjustment terms contained in such Existing Series D Warrants). The Replacement Warrants (i) shall be exercisable for the same number of shares of Common Stock as the Existing Series D Warrants, subject to adjustment in the manner described in Section 1.4(b) and otherwise in accordance with the term of the Existing Series D Warrants, and (ii) shall be exercisable for a period of two (2) years from January 1, 2017 to December 31, 2018.

(b)           To receive a Replacement Warrant exercisable for the same number of shares of Common Stock of its Existing Series D Warrant, a Purchaser must purchase a principal aggregate amount of Notes at least equal to the total amount Purchaser invested in Series D Preferred Stock. If such Purchaser purchases a principal aggregate amount of Notes less than the amount such Purchaser invested in the Series D Preferred Stock, the number of shares of Common Stock of the Company for which such Purchaser’s Replacement Warrant shall be exercisable shall be reduced pro rata by such difference. For example, a Purchaser that purchased an aggregate amount of $100,000 of Series D Preferred Stock and purchases $100,000 in aggregate principal amount of Notes under this Agreement shall receive a Replacement Warrant in accordance with Section 1.4(a) exercisable for the same number of shares of Common Stock as such Purchaser’s Existing Series D Warrant (subject to the adjustment terms contained in such Existing Series D Warrant). If, however, such Purchaser purchases only $50,000 in aggregate principal amount of Notes under this Agreement, such Purchaser shall receive a Replacement Warrant exercisable for fifty percent (50%) of the shares of Common Stock as such Purchaser’s Existing Series D Warrant (subject to the adjustment terms contained in such Existing Series D Warrant). Under no circumstance shall a Replacement Warrant be exercisable for a number of shares of Common Stock that is greater than the applicable Existing Series D Warrant.

1.5             Use of Proceeds. The Company agrees to use the net proceeds from the sale and issuance of the Notes pursuant to this Agreement for working capital and general corporate purposes.

1.6             Initial Closing. The purchase and sale of the Initial Closing Notes will take place at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York 10036 on the date hereof, or at such other time and place the Company and the Initial Purchaser shall mutually agree, either orally or in writing (which time and place are designated as the “Initial Closing”). The date of the Initial Closing is referred to herein as the “Initial Closing Date.”

1.7              Delivery. At the Initial Closing, the Company will deliver to each Initial Purchaser (a) an Initial Closing Note, the original principal amount of which shall be in such amount as is indicated next to such Initial Purchaser’s name under the heading “Initial Closing Note Principal Amount” on Schedule A attached hereto, and (b) this Agreement, executed by the Company. At the Initial Closing, each Initial Purchaser shall deliver to the Company the amount set forth opposite such Initial Purchaser’s name under the heading “Initial Closing Note Principal Amount” on Schedule A hereto by any combination of (i) bank check, (ii) personal check, (iii) wire transfer of immediately available funds to such account as the Company designates or (iv) if applicable, surrender to the Company for cancellation, in whole but not in part, one or more unsecured demand promissory notes previously issued by the Company and outstanding on the date hereof in the same principal amount (the “Existing Notes”), and this Agreement, executed by each Initial Purchaser. Each Initial Purchaser surrendering an Existing Note pursuant hereto (a) shall receive cash for accrued and unpaid interest on the principal amount of the Existing Note as of the Initial Closing Date and (b) hereby acknowledges and agrees that, notwithstanding any provisions of the Existing Note, the Existing Note is terminated as of the Initial Closing Date.

1.8              Subsequent Closings. Upon the purchase of any Additional Notes, subject to the satisfaction or waiver of the closing conditions set forth in Sections 4.1, 4.3 and 4.4 hereof, Subsequent Closings shall take place at the offices of Pillsbury Winthrop Shaw Pittman LLP, 1540 Broadway, New York, New York 10036, on such date and at such time as the Company and the Additional Purchasers mutually agree upon in writing (each, a “Subsequent Closing” and, collectively, the “Subsequent Closings” and, together with the Initial Closing, individually, a “Closing” and, collectively, the “Closings”). The date of each applicable Subsequent Closing is referred to herein as a “Subsequent Closing Date.” At each Subsequent Closing, the Company shall deliver to each Additional Purchaser an Additional Note, dated as of such Subsequent Closing Date, in an original principal amount equal to the dollar amount set forth opposite such Additional Purchaser’s name under the heading “Subsequent Closing Note Principal Amount” on Schedule B hereto, which shall be updated by the Company from time to time as necessary upon each Subsequent Closing, with respect to such Additional Purchaser, all against payment in the amounts set forth opposite such Additional Purchaser’s name under the heading “Subsequent Closing Note Principal Amount” on Schedule B hereto, by any combination of (i) bank check, (ii) personal check or (iii) wire transfer of immediately available funds to such account as the Company designates.

2.            Representations and Warranties of the Company. The Company hereby represents and warrants to the each Purchaser as of the Initial Closing Date and in the case of any Additional Purchasers as of such Subsequent Closing Date as follows:

2.1              Organization, Standing and Power. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as contemplated to be conducted. The Company is duly qualified to transact business as a foreign corporation and is in good standing in any jurisdiction in which the failure to do so would have a material adverse effect on its business, properties, prospects or condition (financial or otherwise).

2.2              Certificate of Incorporation and Bylaws. The Company has made available to such Purchaser true, correct, and complete copies of the certificate of incorporation of the Company as in effect on the date hereof (the “Certificate of Incorporation”) and the Company’s bylaws as in effect on the date hereof (the “Bylaws”).

2.3              Power; Authority and Enforceability. The Company has all requisite corporate power and authority to execute and deliver this Agreement and the Notes (each, a “Loan Document” and, collectively, the “Loan Documents”) and to perform fully its obligations hereunder and thereunder. The Company has all requisite corporate power and authority to issue and sell the Notes to the Purchasers hereunder. The execution and delivery of the Loan Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company. The Loan Documents have been duly executed and delivered by the Company and constitute legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity.

2.4              Capitalization.

(a)              Immediately prior to the date hereof, the Company is authorized to issue 2,045,000,000 shares of capital stock of which (i) 2,000,000,000 are designated as Common Stock, of which 234,307,582 shares are issued and outstanding (ii) and 45,000,000 are designated as Preferred Stock, of which (A) 2,000,000 are designated as Series A-1 Cumulative Convertible Preferred Stock of the Company of which 928,657 shares are issued and outstanding, (B) 14,000,000 of which are designated as Series B Preferred Stock of which 13,190,948 shares are issued and outstanding, (C) 9,000,000 of which are designated as Series C Preferred Stock of which 5,356,258 shares are issued and outstanding, (D) 10,000,000 of which are designated as Series D-1 Preferred Stock of which 7,877,862 shares are issued and outstanding and (E) 10,000,000 of which are designated as Series D-2 Preferred Stock of which 6,223,488 shares are issued and outstanding. 4,000,000 shares of Common Stock are reserved for issuance under the Company’s 1999 Stock Option Plan, under which no shares are subject to outstanding options and no further grants will be made; 7,000,000 shares of Common Stock are reserved for issuance under the Company’s 2009 Stock Compensation Plan, under which 425 shares are subject to outstanding awards and 6,502 shares are available for grant; 150,000,000 shares of Common Stock are reserved for issuance under the Company’s 2011 Stock Compensation Plan, under which 106,070,000 shares are subject to outstanding awards and 43,867,000 shares are available for grant; and no shares are subject to outstanding non-plan awards. An aggregate of 237,822,000 shares of Common Stock are reserved for issuance upon the exercise of warrants and other convertible securities outstanding on the date hereof. As of the date hereof the Company has no other shares of capital stock authorized, issued, outstanding or reserved.

(b)               As of the date hereof, other than as set forth in Section 2.4(a), (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock, nor are any such issuances or arrangements contemplated; (ii) the Company has no obligation (contingent or otherwise) to purchase, redeem or otherwise acquire any of its equity securities or any interests therein or, other than in connection with its Series B Preferred Stock, Series C Preferred Stock or Series D Preferred Stock in accordance with its terms, to pay any dividend or make any distribution in respect thereof; and (iii) the Company has not reserved any shares of capital stock for issuance pursuant to any stock option plan or similar arrangement.

2.5              Authorization; Consents. The execution, delivery and performance by the Company of this Agreement and the other Loan Documents, the sale, issuance and delivery of the Notes and the performance of all of the obligations of the Company under this Agreement and each of the other Loan Documents have been authorized by the Company’s board of directors, the Special Committee, the requisite holders of the Series B Preferred Stock, the requisite holders of the Series C Preferred Stock and the requisite holders of the Series D Preferred Stock, and no other corporate action on the part of the Company and no other corporate or other approval or authorization is required on the part of the Company or any other individual, corporation, limited liability company, partnership, trust, incorporated or unincorporated organization, joint venture, joint stock company, or a government or any agency or political subdivision thereof or other entity of any kind (each a “Person”), by Law or otherwise, in order to make this Agreement and the other Loan Documents the valid, binding and enforceable obligations (subject to (i) Laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of Law governing specific performance, injunctive relief, or other equitable remedies) of the Company, as the case may be. “Law” shall mean any foreign, federal, state or local law, statute, rule, regulation, ordinance, code, directive, writ, injunction, decree, judgment or order applicable to the Company.

2.6              Absence of Conflicts. The Company is not in violation of or default under any provision of its Certificate of Incorporation or its Bylaws. The execution, delivery, and performance of, and compliance with the Loan Documents, and the consummation of the transactions contemplated hereby and thereby, have not and will not:

(a)              violate, conflict with or result in a breach of any provision of or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or result in the termination of, or accelerate the performance required by, any of the terms, conditions or provisions of the Company’s Certificate of Incorporation or its Bylaws or any Material Contract; or

(b)               violate any judgment, ruling, order, writ, injunction, award, decree, or any Law or regulation of any court or federal, state, county or local government or any other governmental, regulatory or administrative agency or authority which is applicable to the Company or any of its assets, properties or businesses.

“Material Contract” shall mean all written and oral contracts, agreements, deeds, mortgages, leases, subleases, licenses, instruments, notes, commitments, commissions, undertakings, arrangements and understandings (i) which by their terms involve, or would reasonably be expected to involve, aggregate payments by or to the Company during any 12-month period in excess of $50,000, (ii) the breach of which by the Company or its subsidiary would be material to the Company or its subsidiary or (iii) which are required to be filed as exhibits by the Company with the SEC pursuant to Items 601(b)(4) and 601(b)(10) of Regulation S-K promulgated by the SEC.

2.7              Compliance with All Securities Laws; Offering Exemption. Assuming the truth and accuracy of the each Purchaser’s representations and warranties set forth in Section 3 hereof, (i) the sale of the Notes is exempt from registration under the Securities Act, and will be registered or qualified (or exempt from registration or qualification) under applicable state securities and “blue sky” Laws, as currently in effect, and (ii) the issuance and delivery of the Notes, and the shares of Common Stock issuable upon conversion thereof (collectively, the “Securities”), as contemplated by this Agreement, do not violate or breach any applicable securities laws.

2.8              Governmental Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state or federal governmental authority is required on the part of the Company in connection with the Company’s valid execution, delivery or performance of this Agreement or the issuance and sale of the Securities, except such filings as have been made prior to the Closing, any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities Act of 1933, as amended (the “Securities Act”), or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods thereafter.

2.9              SEC Reports; Disclosure. The Company has filed all required forms, reports and documents with the Securities and Exchange Commission (the “SEC”) since December 31, 2014, each of which has complied in all material respects with all applicable requirements of the Securities Act and the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, each as in effect on the date such forms, reports and documents were filed. The Company has made available to each Purchaser, in the form filed with the SEC (including any amendments thereto) its (i) Annual Report on Form 10-K for the year ended December 31, 2014; (ii) Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2015 and June 30, 2015; (iii) Current Reports on Form 8-K dated August 17, 2015 and November 2, 2015 and (iv) all definitive proxy statements relating to the Company’s meeting of shareholders (whether annual or special) held since December 31, 2014 (collectively, the “SEC Reports”). None of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading.

2.10            Financial Statements. Included in the SEC Reports are the audited financial statements of the Company as at and for the years ended December 31, 2014 and 2013 and the unaudited financial statements of the Company for the fiscal quarters ended March 31, 2015 and June 30, 2015 (the “Financial Statements”). The Financial Statements have been prepared in accordance with GAAP and fairly present the financial condition and operating results of the Company and its subsidiary on a consolidated basis as of the dates, and for the periods, indicated therein, except that the unaudited financial statements as at and for the quarters ended March 31, 2015 and June 30, 2015 are subject to normal year-end adjustments and do not contain all notes required under GAAP. As of the date hereof, the Company has no liabilities, obligations or commitments of any nature (whether accrued, absolute, contingent, unliquidated or otherwise, due or to become due and regardless of when addressed) other than (a) liabilities that have arisen in the ordinary course of business consistent with past practice since the date of the Company’s most recent quarterly report on Form 10-Q that are not in excess of $100,000 in the aggregate and (b) obligations to perform after the date hereof any contracts or agreements which have been disclosed or which are not required to be disclosed in the SEC Reports because such contracts and agreements are not material to the Company.

2.11            Disclosure. The Company understands and confirms that such Purchaser will rely on the foregoing representations in purchasing securities of the Company. No representation or warranty by the Company contained in this Agreement contains any untrue statement of a material fact or omits to state a material fact in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that such Purchaser does not make and has not made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3 hereof.

3.            Representations and Warranties of each Purchaser. As of the Initial Closing Date or any Subsequent Closing Date, as the case may be, each Purchaser severally and not jointly hereby represents and warrants to the Company that:

3.1              Organization and Qualification. Such Purchaser is duly organized, validly existing and in good standing under the Laws of its jurisdiction of incorporation or organization to carry on its business as it is now being conducted or proposed to be conducted.

3.2              Authorization and Enforceability. Such Purchaser has all requisite corporate power and authority to enter into the Loan Documents, as applicable. The execution, delivery and performance by such Purchaser of the Loan Documents to which it is a party, and the performance of all of the obligations of such Purchaser under each of such Loan Documents have been duly and validly authorized, and no other action, approval or authorization is required on the part of such Purchaser in order to make the Loan Documents the valid, binding and enforceable obligations (subject to (i) Laws of general application relating to bankruptcy, insolvency, and the relief of debtors, and (ii) rules of Law governing specific performance, injunctive relief, or other equitable remedies) of such Purchaser. The Loan Documents constitute legal, valid and binding obligations of such Purchaser, enforceable against it in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights and remedies generally and subject, as to enforceability, to general principles of equity, regardless of whether enforceability is considered in a proceeding at law or in equity.

3.3              Purchase Entirely for Own Account. The Securities will be acquired for investment for such Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and such Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. Such Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation in any of the Securities to such person or to any third person.

3.4              Access to Information. Such Purchaser has been given access to the Company and has had an opportunity to ask questions and receive answers from the Company regarding the Company’s business, prospects, properties and condition (financial or otherwise) and the terms and conditions of the offering and sale of the Securities. The foregoing, however, does not limit or modify in any respect the representations and warranties of the Company in Section 2 or the right of the Purchasers to rely thereon.

3.5              Investment Experience. Such Purchaser acknowledges that it is able to fend for itself and bear the economic risk of its investment, including the complete loss thereof, and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. Such Purchaser has not been organized for the purpose of acquiring the Securities.

3.6              Accredited Investor. Such Purchaser is an “accredited investor” within the meaning of the Securities and Exchange Commission’s Rule 501 of Regulation D as promulgated under the Securities Act.

3.7              Restricted Securities. Such Purchaser understands that the Securities it is purchasing are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser is familiar with Rule 144 under the Securities Act, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. Such Purchaser understands Rule 144 under the Securities Act is not currently available for the sale of the Securities. In addition, such Purchaser understands that the Common Stock issuable upon conversion of the Note, in accordance with the terms of Section 3.1 thereof, is subject to the terms of a Lock-Up Agreement, in the form attached hereto as Exhibit B.

3.8              Legends. It is understood that the certificates evidencing the Securities may bear one or all of the following legends:

(a)              “NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, OR (B) IF REASONABLY REQUESTED BY THE COMPANY, AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT SECURED BY SUCH SECURITIES.”

(b)              “THE HOLDER OF THIS NOTE HAS EXECUTED A LOCK-UP AGREEMENT WITH JOSEPH GUNNAR & CO., LLC, AS REPRESENTATIVE OF THE UNDERWRITERS, AND THE COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE, IN ACCORDANCE WITH SECTION 3.1 HEREOF, IS SUBJECT TO THE TERMS AND CONDITIONS OF THE LOCK-UP AGREEMENT.”

(c)                Any legend required by the laws of any applicable state.

3.9                No General Solicitation. Such Purchaser acknowledges that the Notes were not offered to such Purchaser by means of: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium, or broadcast over television or radio, or (b) any other form of general solicitation or advertising.

4.	Conditions to Closing; Covenants of Company.

4.1              Conditions of Purchasers’ Obligations at Closing. The obligations of each Purchaser under this Agreement are subject to the fulfillment, on or prior to the date of such Closing, of each of the following conditions, any of which may be waived in whole or in part in writing by such Purchaser:

(a)              The representations and warranties made by the Company in Section 2 shall be true and correct when made, and shall be true and correct on and as of the Initial Closing and shall be true and correct in all material respects on and as of any Subsequent Closing Date, the with the same force and effect as if they had been made on and as of the same date.

(b)              The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or prior to the date of such Closing.

(c)               No material adverse effect on the Company’s business, properties, prospects or condition (financial or otherwise) shall have occurred between the date hereof and such Closing and the President and/or Chief Executive Officer of the Company shall deliver to such Purchaser at each such Closing a certificate stating that the conditions specified in Sections 4.1(a), (b) and (c) have been fulfilled.

(d)              Except for the notices required or permitted to be filed after the date of such Closing pursuant to applicable federal and state securities laws, the Company shall have obtained all governmental approvals required in connection with the lawful sale and issuance of the Securities.

(e)              At such Closing, the sale and issuance by the Company, and the purchase by the Purchaser, of the Securities shall be legally permitted by all laws and regulations to which such Purchaser and/or the Company are subject.

(f)              At such Closing, the Company shall have delivered to the Purchaser a certificate executed by the Secretary of the Company dated as of the date of such Closing certifying with respect to (i) a copy of the Company’s Certificate of Incorporation and its Bylaws in effect on such date and that the Company is not in violation of or default under any provision of its Certificate of Incorporation or Bylaw as of and on the date of the Closing, (ii) resolutions of (A) the board of directors Company, (B) the Special Committee and (C) the requisite holders of Series B Preferred Stock, the requisite holders of Series C Preferred Stock and requisite holders of Series D Preferred Stock, each authorizing the transactions contemplated by this Agreement and the other Loan Documents.

4.2             Conditions of Initial Purchasers’ Obligations at the Initial Closing. In addition to the conditions set forth in Section 4.1 hereof, the obligations of each Initial Purchaser under Section 1.2 are subject to the satisfaction by the Company on the Initial Closing Date of each of the following condition:

(a)             The Company shall deliver to each Initial Purchaser its respective Initial Closing Note.

4.3             Conditions of Additional Purchasers’ Obligations at any Subsequent Closing. In addition to the conditions set forth in Section 4.1 hereof, the obligations of each Additional Purchaser under Section 1.3 are subject to the satisfaction by the Company on each Subsequent Closing Date of the following conditions:

(a)             On or before any Subsequent Closing Date, the Company shall deliver to each Additional Purchaser, a supplement to Schedule B reflecting the amount of the Additional Notes that the Company will issue to each Additional Purchaser on such Subsequent Closing Date and the aggregate purchase price therefor.

(b)             The Company shall deliver to the Additional Purchaser such Additional Purchaser’s Additional Notes.

4.4             Conditions to Obligations of the Company. The Company’s obligation to issue and sell the Notes at any Closing is subject to the fulfillment, to the Company’s reasonable satisfaction, on or prior to the date of such Closing, of the following conditions, any of which may be waived in whole or in part by the Company:

(a)              The representations and warranties made by the each Purchaser in Section 3 shall be true and correct when made, and shall be true and correct on the date of such Closing with the same force and effect as if they had been made on and as of the same date.

(b)              Each Purchaser shall have delivered to the Company in accordance with Section 1.6 the purchase price for the Notes being purchased pursuant hereto on such Closing.

(c)              Each Purchaser shall have executed and delivered to the Company a Lock-Up Agreement with Joseph Gunnar & Co., LLC, as Representative of the Underwriters, in the form attached hereto as Exhibit B.

4.5             Reservation of Stock. The Company covenants that during the term the Notes are convertible, the Company will (i) reserve from its authorized and unissued Common Stock, a sufficient number of shares to provide for the issuance of the Common Stock, upon conversion of the Notes, and (ii) take all necessary steps, as needed, to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon conversion of the Notes.

5.	Amendment and Waiver.

5.1             Requirements. The Loan Documents may be amended, and the observance of any term hereof or thereof may be waived (either retroactively or prospectively), with (and only with) the written consent of the Company and the Required Holders (as defined below), except that no such amendment or waiver may, without the written consent of each Purchaser at the time outstanding affected thereby, (i) reduce the principal amount or interest rate or change the method of computation of interest (including with respect to the amount of cash) in the Notes, (ii) change the percentage of the principal balance of the Notes the Purchasers of which are required to consent to any such amendment or waiver or (iii) amend this Section 5. “Required Holders” means at any time, the holders of a majority of the outstanding principal balance of the Notes (exclusive of Notes then owned by the Company), with reference to the aggregate principal amount of the Notes listed for each Purchaser on the schedules of this Agreement.

5.2             Copies of Amendments, Waivers and Consents. The Company will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this Section 5 to each Purchaser of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite Purchasers.

5.3             Binding Effect, Etc.. Any amendment or waiver consented to as provided in this Section 5 applies equally to all Purchasers and is binding upon them and upon each Additional Purchaser and upon the Company without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Event of Default (as defined in the Notes) not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Company and any Purchaser or any delay in exercising any rights under this Agreement or any Note shall operate as a waiver of any rights of any Purchaser. As used herein, the term “Loan Documents” and references thereto shall mean the Loan Documents, or any one of them, as they or it may from time to time be amended or supplemented.

5.4             Notes Held by Issuer, Etc.. Solely for the purpose of determining whether the Purchasers of the requisite percentage of the aggregate principal balance of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under the Loan Documents, or have directed the taking of any action provided herein or therein to be taken upon the direction of the Purchasers of a specified percentage of the aggregate principal balance of Notes then outstanding, Notes directly or indirectly owned by the Company shall be deemed not to be outstanding.

6.	Miscellaneous.

6.1              Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflict of laws provisions thereof. Each of the parties hereto hereby irrevocably consents to the exclusive jurisdiction of the courts of the State of Delaware and of any federal court located therein in connection with any suit, action or other proceeding arising out of or relating to the Loan Documents and waives any objection to venue in the State of Delaware. Process in any such suit, action or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction or any such court. Without limiting the foregoing, each party agrees that service of process on such party as provided in Section 6.5 shall be deemed effective service of process on such party.

6.2              Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by the Purchasers and the Closings of the transactions contemplated hereby indefinitely.

6.3              Successors and Assigns. The Company may not assign its rights or obligations under the Loan Documents without the prior written consent of the Purchasers. Subject to the foregoing sentence and the restrictions on transfer described in the Notes, the provisions hereof and of the other Loan Documents shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and thereto.

6.4              Entire Agreement. This Agreement (including the Schedules and Exhibits attached hereto) and the Notes constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

6.5              Notices, etc.. All notices and other communications required or permitted hereunder shall be effective upon receipt, shall be in writing, and may be delivered in person, by fax, overnight delivery service or United States mail, in which event they may be mailed by first-class, certified or registered, postage prepaid, addressed (a) if to a Purchaser, at such Purchaser’s address and facsimile number set forth on its signature page hereto, or to such other address or facsimile number as such Purchaser shall have furnished to the Company in writing, or (b) if to the Company, at its address and facsimile number set forth on its signature page hereto, or at such other address or facsimile number as the Company shall have furnished to the parties hereto in writing.

6.6              Severability. If any provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

6.7              Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall be deemed to constitute one instrument. Any signature page delivered by a fax machine or email shall be binding to the same extent as an original signature page, with regard to any agreement subject to the terms hereof or any amendment thereto. Any party who delivers such a signature page agrees to deliver promptly an original counterpart to each party to whom the faxed or emailed signature page was sent.

6.8              Non-Liability of each Purchaser. The relationship between the Company and each Purchaser is a debtor and creditor relationship and not fiduciary in nature, nor is the relationship to be construed as creating any partnership or joint venture between such Purchaser and the Company. All information supplied to such Purchaser is for such Purchaser’s protection only and no other party is entitled to rely on such information. There is no duty for such Purchaser to review, inspect, supervise, or inform the Company of any matter with respect to the Company’s business. Such Purchaser and the Company intend that such Purchaser may reasonably rely on all information supplied by the Company to such Purchaser, together with all representations and warranties given by the Company to such Purchaser, without investigation or confirmation by such Purchaser and that any investigation or failure to investigate will not diminish such Purchaser’s right to so rely.

6.9              Expenses. Regardless of whether the Initial Closing or any Subsequent Closings are effected, except as otherwise provided in the Notes, the Company shall pay all reasonable legal fees and expenses that it incurs with respect to the negotiation, execution, delivery and performance of this Agreement and the other Loan Documents.

6.10           Waiver of Jury Trial. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PURCHASER AND THE COMPANY HEREBY WAIVE, AND COVENANT THAT NEITHER THE COMPANY NOR SUCH PURCHASER WILL ASSERT, ANY RIGHT TO TRIAL BY JURY ON ANY ISSUE IN ANY PROCEEDING, WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE, IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING OUT OF OR BASED UPON THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE SUBJECT MATTER HEREOF OR THEREOF OR IN ANY WAY CONNECTED WITH, RELATED OR INCIDENTAL TO THE DEALINGS OF SUCH PURCHASER AND THE COMPANY HEREUNDER OR THEREUNDER, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER IN TORT OR CONTRACT OR OTHERWISE. The Company acknowledges that it has been informed by such Purchaser that the provisions of this Section 6.10 constitute a material inducement upon which such Purchaser is relying and will rely in entering into this Agreement. Such Purchaser or the Company may file an original counterpart or a copy of this Section 6.10 with any court as written evidence of the consent of such Purchaser and the Company to the waiver of the right to trial by jury.

6.11           Further Assurances. At any time or from time to time after any Closing, the Company, on the one hand, and each Purchaser, on the other hand, agree to cooperate with each other, and at the request of the other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby relating to the purchase contemplated herein and to otherwise carry out the intent of the parties hereunder.

6.12           Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such nonbreaching or nondefaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring.

6.13           Heading; References. All headings used herein are used for convenience only and shall not be used to construe or interpret this Agreement. Except as otherwise indicated, all references herein to Sections refer to Sections hereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

In Witness Whereof, the parties have caused this Note Purchase Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date and year first written above.

Company:

COMMUNICATION INTELLIGENCE CORPORATION

By:	/s/ Andrea Goren
Name:	Andrea Goren
Title:	Chief Financial Officer

Address:	275 Shoreline Drive, Suite 500 Redwood Shores, California 94065

Facsimile Number: +1.650-802-7777

[Signature Page to Note Purchase Agreement]

Purchaser:

Michael W. Engmann

By:	/s/ Michael W. Engmann
Name:	Michael Engmann
Title:	Individual

Address:	###############
###############

Facsimile Number:
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Dean L. Duncan

By:	/s/ Dean L. Duncan
Name:	Dean L. Duncan
Title:	Individual

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Greenwood Management Partners LLP

By:	/s/ James Sprayregen
Name:	James Sprayregen
Title:	Co-Investment Manager

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

James O’Donnell

By:	/s/ James O’Donnell
Name:	James O’Donnell
Title:	Individual

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Walter W. Pollack Jr.

By:	/s/ Walter W. Pollack Jr.
Name:	Walter W. Pollack Jr.
Title:	Individual

Address:	###############
###############

Facsimile Number:
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Robert Willis

By:	/s/ Robert Willis
Name:	Robert Willis
Title:	Individual

Address:	###############
###############

Facsimile Number:
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

LFM Investments Inc.

By:	/s/ Fred Merritt
Name:	Fred Merritt
Title:	President

Address:	###############
###############

Facsimile Number:
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Steven Kraus

By:	/s/ Steven Kraus
Name:	Steven Kraus
Title:	Individual

Address:	###############
###############

Facsimile Number:
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Thomas J. Dusing

By:	/s/ Thomas J. Dusing
Name:	Thomas J. Dusing
Title:	Individual

Address:	###############
###############

Facsimile Number:
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Timothy C. Dusing

By:	/s/ Timothy C. Dusing
Name:	Timothy C. Dusing
Title:	Individual

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Mitchell J. Sassower

By:	/s/ Mitchell J. Sassower
Name:	Mitchell J. Sassower
Title:	Individual

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Halpern Partners LLP

By:	/s/ Fred Halpern
Name:	Fred Halpern
Title:	Member

Address:	###############
###############

Facsimile Number:
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Joshua Halpern

By:	/s/ Joshua Halpern
Name:	Joshua Halpern
Title:	Individual

Address:	###############
###############

Facsimile Number:
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Goren Brothers LP

By:	/s/ Alex Goren
Name:	Alex Goren
Title:	General Partner

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Robert W. Maier 2003 Trust, dated May 21, 2003

By:	/s/ Robert Maier
Name:	Robert Maier
Title:	Trustee

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Ron Horwath

By:	/s/ Ron Horwath
Name:	Ron Horwath
Title:	Individual

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Howard N. Blitman

By:	/s/ Howard N. Blitman
Name:	Howard N. Blitman
Title:	Individual

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Andax LLC

By:	/s/ Andrea Goren
Name:	Andrea Goren
Title:	Managing Member

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

Purchaser:

Michael W. Engmann

By:	/s/ Michael W. Engmann
Name:	Michael Engmann
Title:	Individual

Address:	###############
###############

Facsimile Number: ###############
E-mail: ###############

[Signature Page to Note Purchase Agreement]

NAME OF Initial purchaser	Initial Closing Note Principal Amount
Michael W Engmann	$250,000
Dean L Duncan	25,000
Greenwood Management Partners LLLP	50,000
James O'Donnell	100,000
Walter W Pollack Jr	100,000
Robert Willis	20,000
LFM Investments Inc	200,000
Steven Kraus	75,000
Timothy C Dusing	20,000
Thomas J Dusing	20,000
Mitchell J Sassower	20,000
Halpern Partners LLP	25,000
Joshua Halpern	25,000
Goren Brothers LP	70,000
Total	$1,000,000

SCHEDULE A

SCHEDULE B

NAME OF Additional purchaser	Subsequent closing Note Principal Amount
Ron Horwath	$ 100,000
Robert W. Maier 2003 Trust, dated May 21, 2003	100,000
Howard N. Blitman	25,000
Michael W. Engmann	25,000
Andax LLC	18,000
Total	$ 268,000

SCHEDULE B

EXHIBIT A

Form of Unsecured Convertible Promissory Note

EXHIBIT A

EXHIBIT B

Form of Lock-Up Agreement

EXHIBIT B